Supplement
Dated March 11, 2005
To the Activa International Fund
Prospectus
Dated April 27, 2004


     The Board of Trustees of the Activa International Fund (the "Fund"), at its meeting on February 21, 2005, approved terminating the sub-advisory agreement with the current Sub-Adviser and entering into a new Sub-Advisory Agreement with NWQ Investment Management Company, LLC ("NWQ"), effective April 1, 2005. NWQ, a wholly-owned subsidiary of Nuveen Investments, Inc., is located at 2049 Century Park East, Los Angeles, California.

     The change in Sub-Advisers will not result in any material changes in the terms and conditions of the sub-advisory agreement. There will be no changes in the Fund's investment objectives, policies or restrictions. The Fund's investment approach will be to continue to invest primarily in common stocks of non-U.S. companies. However, the Fund's strategy will be to invest in stocks believed by the Sub-Adviser to be undervalued by the marketplace and to have above average potential for capital appreciation.

     NWQ currently manages over $30 billion (as of December 31, 2004) for individual and institutional investors. The portfolio manager who is primarily responsible for day to day management of the Fund's investments is Paul Hechmer. During the previous five years, he has been employed by the Sub-Adviser for more than 4 years and, prior to his employment at NWQ, he was employed as a portfolio manager at Palley-Needelman Asset Management, Inc. He has more than 11 years of experience as an investment manager.

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Supplement
Dated March 11, 2005
Activa Intermediate Bond Fund
Activa Value Fund
Activa Growth Fund
Activa International Fund
Statement of Additional Information
Dated April 27, 2004


     The Board of Trustees of the Activa International Fund (the "Fund"), at its meeting on February 21, 2005, approved terminating the sub-advisory agreement with the current Sub-Adviser and entering into a new Sub-Advisory Agreement with NWQ Investment Management Comapany, LLC ("NWQ"), effective April 1, 2005. NWQ, a wholly-owned subsidiary of Nuveen Investments, Inc., is located at 2049 Century Park East, Los Angeles, California.

     The change in Sub-Advisers will not result in any material changes in the terms and conditions of the sub-advisory agreement. There will be no changes in the Fund's investment objectives, policies or restrictions. The Fund's investment approach will be to continue to invest primarily in common stocks of non-U.S. companies. However, the Fund's strategy will be to invest in stocks believed by the Sub-Adviser to be undervalued by the marketplace and to have above average potential for capital appreciation.

     NWQ currently manages over $30 billion (as of December 31, 2004) for individual and institutional investors. The portfolio manager who is primarily responsible for day to day management of the Fund's investments is Paul Hechmer. During the previous five years, he has been employed by the Sub-Adviser for more than 4 years and, prior to his employment at NWQ, he was employed as a portfolio manager at Palley-Needelman Asset Management, Inc. He has more than 11 years of experience as an investment manager.

     In considering the Sub-Advisory Agreement, the Board of Trustees reviewed the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser. As part of its review, the Board considered information about the management structure, professional staff, and history of compliance with federal securities regulations. The Board also considered the qualifications of the portfolio managers and the investment results achieved by those managers. The Board concluded that the Sub-Adviser could be expected to provide satisfactory services to the Fund.

     As part of its review, the Board considered information provided by the Sub-Adviser with respect to the performance of the investment accounts managed by the Sub-Adviser. The Board also considered information regarding the investment performance of other funds with similar investment objectives. The Board concluded that it was reasonable to expect that the Fund's investment performance would improve under the management of the new Sub-Adviser.

     In considering the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement and the Sub-Advisory Agreement provided for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory Agreement and the Sub-Advisory Agreement is comparable to the amounts being paid for investment advisory services by other funds that are similarly sized and have similar investment objectives.

     As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser, the Sub-Adviser, and their affiliated organizations, by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. The Board did not consider a profit analysis from the Sub-Adviser because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and the Sub-Adviser and because the fees under the Sub-Advisory Agreement will constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

     Following its review, the Board of Trustees concluded that the terms and conditions of the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board concluded that the Sub-Advisory Agreement should be entered into for the period April 1, 2005 to March 31, 2006. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.

     The Board of Trustees also approved, effective January 1, 2005, a reduction in the amount of the authorized 12b-1 fee from .15 to .10 of 1% of the average daily net assets of the Fund and an increase in the Transfer Agent fee from $1.17 to $2.00 per account in existence during the month.